UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 18, 2024

Roivant Sciences Ltd.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-40782	98-1173944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7th Floor
50 Broadway
London SW1H 0DB
United Kingdom
(Address of Principal Executive Offices, and Zip Code)

+44 207 400-3347
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.0000000341740141 par value per share	ROIV	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On September 18, 2024, Roivant Sciences Ltd. (the “Company”) and Organon & Co. (“Organon”), issued a joint press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”) by and among Dermavant Sciences Ltd., a majority-owned subsidiary of the Company (“Dermavant”), Organon, Organon Bermuda Ltd., an indirect wholly owned subsidiary of Organon, and the Company, solely in its capacity as the representative of the securityholders of Dermavant (the “Transaction”). A copy of the joint press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

On September 18, 2024, the Company also published an investor presentation on its website in connection with the Transaction.  A copy of the investor presentation is attached as Exhibit 99.2 hereto and is incorporated by reference herein.

The information furnished under this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed incorporated by reference into any other filing with the U.S. Securities Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Forward Looking Statements

This communication contains forward-looking statements. Statements in this communication may include statements that are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are usually identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and variations of such words or similar expressions. These words may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The Company intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. The Company’s forward-looking statements include, but are not limited to, statements regarding the Company’s or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, and statements that are not historical facts, including statements about the clinical and therapeutic potential of the Company’s products and product candidates, the availability and success of topline results from the Company’s ongoing clinical trials, any commercial potential of the Company’s products and product candidates, the Transaction, the expected benefits of the Transaction, the expected timing of completion of the Transaction and anticipated future financial and operating performance and results. In addition, any statements that refer to projections, forecasts or other characterizations of future events, results or circumstances, including any underlying assumptions, are forward-looking statements. Actual results may differ materially from those contemplated in these statements due to a variety of risks, uncertainties and other factors, including (i) the risk that the conditions to the closing of the Transaction may not be satisfied, (ii) the possibility that the Transaction may involve unexpected costs, liabilities or delays, (iii) the risk that the businesses of the companies may suffer as a result of uncertainty surrounding the Transaction, (iv) the risk that disruptions from the Transaction will harm relationships with employees, customers and suppliers and other business partners or (v) the risk that the achievement of the specified milestones and royalty events described in the Merger Agreement may take longer to achieve than expected or may never be achieved and the resulting contingent payments may never be realized, and those factors described in the Company’s filings with the SEC, including the Company’ current reports on Form 8-K, quarterly reports on Form 10-Q and its latest annual report on Form 10-K filed with the SEC on May 30, 2024 (including under the headings “Forward-Looking Statements” and “Risk Factors”). Moreover, the Company operates in a very competitive and rapidly changing environment in which new risks emerge from time to time. These forward-looking statements are based upon the current expectations and beliefs of the Company’s management as of the date of this communication, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Except as required by applicable law, the Company assumes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Joint Press Release, dated September 18, 2024.
99.2	Investor Presentation, dated September 18, 2024.
104	Cover Page Interactive Data File (embedded with Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROIVANT SCIENCES LTD.

By:	/s/ Matt Maisak
Name: Matt Maisak
Title: Authorized Signatory

Dated: September 18, 2024